                                                                      EXHIBIT 32

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Packaging Dynamics Corporation (the "Company") for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Phillip D. Harris, as Chief Executive Officer of the Company, and Henry C. Newell, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ PHILLIP D. HARRIS
                                          --------------------------------------
                                          Name: Phillip D. Harris
                                          Title:   President and Chief Executive
                                                   Officer
                                          Date:   March 25, 2004

                                          /s/ HENRY C. NEWELL
                                          --------------------------------------
                                          Name: Henry C. Newell
                                          Title:   Vice President and Chief
                                                   Financial Officer
                                          Date:   March 25, 2004

     This certification accompanies the Report pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of sec.18 of the Securities Exchange Act of 1934, as amended.